                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  July 30, 2001


STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of July 1, 2001, providing for the issuance of Mortgage Pass-Through Certificates, Series 2001-11)

                     Structured Asset Securities Corporation
                     ---------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



         Delaware                     333-63602               74-2440850
----------------------------         -----------         -------------------
(State or Other Jurisdiction         (Commission          (I.R.S. Employer
      Of Incorporation)              File Number         Identification No.)



      200 Vesey Street
     New York, New York                                         10285
   -------------------------------                             ----------
   (Address of Principal                                       (Zip Code)
     Executive Offices)


       Registrant's telephone number, including area code: (212) 526-5594

                                    No Change
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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         Item 5.  Other Events
                  ------------
         The Registrant registered issuances of Amortizing Residential Collateral Trust Mortgage Pass-Through Certificates Series 2001-11 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-63602) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $245,158,338 in aggregate principal amount of Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A5, Class 1-A6, Class 1-A7, Class 1-A8, Class 1-A9, Class 1-AP, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A5, Class 2-AP, Class A4, Class R, Class B1, Class B2 and Class B3 of its Mortgage Pass-Through Certificates, Series 2001-11 on July 30, 2001. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated July 27, 2001, as supplemented by the Prospectus Supplement dated July 27, 2001 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of July 1, 2001, among Structured Asset Securities Corporation, as depositor, Wells Fargo Bank Minnesota, National Association, as trustee, and Aurora Loan Services Inc. as master servicer. The "Certificates" consist of the following classes: Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A5, Class 1-A6, Class 1-A7, Class 1-A8, Class 1-A9, Class 1-AP, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A5, Class 2-AP, Class A4, Class R, Class B1, Class B2, Class B3, Class B4 Class B5, Class B6 and Class R. The Certificates evidence all of the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of two pools of certain conventional, first lien, fixed and adjustable rate, fully amortizing, residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of $248,140,437 as of July 1, 2001, together with certain other assets. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.


                                       2
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         Item 7.  Financial Statements; Pro Forma Financial Information and
                  Exhibits

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         1.1 Terms Agreement, dated July 27, 2001, between Structured Asset Securities Corporation, as depositor, and Lehman Brothers Inc., as the underwriter.

         4.1 Trust Agreement, dated as of July 1, 2001, between Structured Asset Securities Corporation, as depositor, Wells Fargo Bank Minnesota, National Association, as trustee, and Aurora Loan Services Inc., as master servicer.

         99.1 Mortgage Loan Sale and Assignment Agreement, dated as of July 1, 2001, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as seller, and Structured Asset Securities Corporation, as purchaser.

         99.2 Certificate of Guaranty Insurance Policy Number 35851 for $19,500,000 aggregate principal amount Class A4 Certificates.

         99.3 Insurance Agreement, dated as of July 1, 2001 among, MBIA Insurance Corporation, as insurer, Lehman Capital, as seller, Structured Asset Securities Corporation, as depositor, and Wells Fargo Bank Minnesota, National Association, as trustee.


                                       3


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           STRUCTURED ASSET SECURITIES
                                             CORPORATION



                                           By: /s/ Ellen V. Kiernan
                                               -------------------------------
                                               Name:  Ellen V. Kiernan
                                               Title:  Vice President



Dated:  July 30, 2001



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                                  EXHIBIT INDEX
                                  -------------


Exhibit No.                     Description                           Page No.
-----------                     -----------                           --------


         1.1 Terms Agreement, dated July 27, 2001, between Structured Asset Securities Corporation, as depositor, and Lehman Brothers Inc., as the underwriter.

         4.1 Trust Agreement, dated as of July 1, 2001, between Structured Asset Securities Corporation, as depositor, Wells Fargo Bank Minnesota, National Association, as trustee, and Aurora Loan Services Inc., as master servicer.

         99.1 Mortgage Loan Sale and Assignment Agreement, dated as of July 1, 2001, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as seller, and Structured Asset Securities Corporation, as purchaser.

         99.2 Certificate of Guaranty Insurance Policy Number 35851 for $19,500,000 aggregate principal amount Class A4 Certificates.

         99.3 Insurance Agreement, dated as of July 1, 2001 among, MBIA Insurance Corporation, as insurer, Lehman Capital, as seller, Structured Asset Securities Corporation, as depositor, and Wells Fargo Bank Minnesota, National Association, as trustee.


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